Exhibit 99.1

Hewlett-Packard Company
3000 Hanover Street
Palo Alto, CA 94304 hp.com

News Release

HP Board of Directors Approves Separation

•    Separation will occur by means of a distribution to HP stockholders of 100% of the outstanding shares of Hewlett Packard Enterprise

•    Each HP stockholder will receive one share of HPE common stock for every one share of HP common stock held

•    Hewlett Packard Enterprise shares to begin trading on the NYSE November 2, 2015

Editorial contacts Kate Holderness, HP +1 650 236-2024 corpmediarelations@hp.com www.hp.com/go/newsroom

PALO ALTO, Calif. October 1, 2015 — The Board of Directors of Hewlett-Packard Company (“HP”) yesterday approved the previously announced separation of HP into two independent, industry-leading companies: Hewlett Packard Enterprise Company and HP Inc. The separation is expected to be completed on November 1, 2015.

Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”), will provide the cutting-edge technology solutions enterprises need to optimize their traditional IT while helping them build a secure, cloud-enabled, mobile-ready future. Specifically, this company will include HP’s best-in-class portfolio across its Enterprise Group, Enterprise Services, Software and Financial Services businesses.

HP Inc. will own and operate HP’s market leading printing and personal systems businesses. HP Inc. will have an impressive portfolio and a strong innovation pipeline across areas such as multi-function printing, Ink in the Office, graphics, commercial mobility, and services.

“This separation will enable us to accelerate the turnaround we began four years ago,” said Meg Whitman, Chairman, President and Chief Executive Officer, HP. “As two independent, industry-leading companies, Hewlett Packard Enterprise and HP Inc. can drive more focused business strategies, innovation roadmaps, and go-to-market models. The separation will also present better choices for investors by creating two distinct and attractive investment profiles.”

The separation will occur by means of a pro rata distribution to HP stockholders of 100% of the outstanding shares of Hewlett Packard Enterprise. The distribution is expected to occur on November 1, 2015. In connection with the separation, HP will be renamed HP Inc. Consequently, the separation will provide HP stockholders with ownership interests in both HP Inc. and Hewlett Packard Enterprise.

Each HP stockholder will receive one share of Hewlett Packard Enterprise common stock for every one share of HP common stock held as of October 21, 2015, the record date for the distribution. No fractional shares of Hewlett Packard Enterprise will be issued. Stockholders will receive cash in lieu of fractional shares.

Beginning on or about October 19, 2015 and continuing up to the distribution date, it is expected that “when issued” trading will begin for Hewlett Packard Enterprise shares on the New York Stock Exchange (“NYSE”) under the ticker symbol “HPE WI”. Hewlett Packard Enterprise shares are expected to begin “regular way” trading on Monday, November 2, 2015 on the NYSE under the ticker symbol “HPE”. HP (to be renamed HP Inc.) will continue to trade on the NYSE under the ticker symbol “HPQ”.

Also beginning on or about October 19, 2015 and continuing up to the distribution date, it is expected that there will be two markets in HP common stock. HP shares that trade in the “regular-way” market under the symbol “HPQ” will trade with an entitlement to shares of Hewlett Packard Enterprise common stock to be distributed pursuant to the distribution; shares that trade in the “ex-distribution” market under the symbol “HPQ WI” will trade without an entitlement to shares of Hewlett Packard Enterprise common stock.

HP stockholders are urged to consult their financial and tax advisors regarding the particular consequences of the distribution in their situation, including, without limitation, the specific implications of selling Hewlett Packard Enterprise shares and the applicability and effect of any U.S. federal, state, local and foreign tax laws.

No action is required by HP stockholders in order to receive Hewlett Packard Enterprise shares in the distribution. HP expects that the information statement regarding the separation will be made available to all HP stockholders entitled to receive Hewlett Packard Enterprise shares in October. The information statement is an exhibit to the Registration Statement on Form 10 filed by Hewlett Packard Enterprise with the U.S. Securities and Exchange Commission (“SEC”), and describes Hewlett Packard Enterprise and its business, including details regarding the separation and distribution and certain risks of owning Hewlett Packard Enterprise shares.

The separation and distribution remain subject to certain conditions, including, among others receipt of a favorable IRS ruling and opinions of HP’s tax advisors regarding certain U.S. federal income tax matters and the effectiveness of the Form 10.

For more information, view the full Hewlett Packard Enterprise Form 10 at http://www.sec.gov and visit HP’s Investor Relations site.

About HP

HP creates new possibilities for technology to have a meaningful impact on people, businesses, governments and society. With the broadest technology portfolio spanning printing, personal systems, software, services and IT infrastructure, HP delivers solutions for customers’ most complex challenges in every region of the world.

More information about HP (NYSE: HPQ) is available at http://www.hp.com.

About Hewlett Packard Enterprise

Hewlett Packard Enterprise is an industry leading technology company that enables customers to go further, faster. With the industry’s most comprehensive portfolio, spanning the cloud to the data center to workplace applications, our technology and services help customers around the world make IT more efficient, more productive and more secure.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the separation of Hewlett Packard Enterprise from the rest of HP; the expected timing of the completion of the separation; the ability to complete the separation considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the separation may not be timely completed, if at all; that, prior to the completion of the separation, HP’s business may not perform as expected due to separation-related uncertainty or other factors; that the parties are unable to successfully implement separation strategies; and other risks that are described in HP’s SEC reports, including but not limited to the risks described in HP’s Annual Report on Form 10-K for its fiscal year ended October 31, 2014, HP’s Quarterly Reports on Form 10-Q for its fiscal quarters ended

April 30, 2015 and July 31, 2015 and the “Risk Factors” section of the preliminary information statement included in the Registration Statement on Form 10 filed by Hewlett Packard Enterprise with the SEC. HP and Hewlett Packard Enterprise assume no obligation to update these forward-looking statements.

© 2015 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. The only warranties for HP products and services are set forth in the express warranty statements accompanying such products and services. Nothing herein should be construed as constituting an additional warranty. HP shall not be liable for technical or editorial errors or omissions contained herein.